SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. |_|)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                        East Penn Financial Corporation
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

:165105

                         East Penn Financial Corporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2004

                              www.eastpennbank.com

                                 PROXY STATEMENT
                Dated and to be mailed on or about April 1, 2004

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                           EMMAUS, PENNSYLVANIA 18049
                                 (610) 965-5959

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2004

                                TABLE OF CONTENTS

                                                                            PAGE
Notice of Annual Meeting OF SHAREHOLDERS

PROXY STATEMENT................................................................1

GOVERNANCE OF THE COMPANY......................................................2

ELECTION OF DIRECTORS..........................................................4

SHARE OWNERSHIP ...............................................................6

COMPENSATION AND PLAN INFORMATION..............................................8

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.................12

REPORT OF THE AUDIT COMMITTEE.................................................13

SHAREHOLDER RETURN PERFORMANCE GRAPH..........................................15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................16

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.............................16

ADDITIONAL INFORMATION........................................................16

OTHER MATTERS.................................................................16

AUDIT COMMITTEE CHARTER......................................................A-1

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER........................B-1

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                           EMMAUS, PENNSYLVANIA 18049

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2004

TO THE SHAREHOLDERS OF East Penn Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of East Penn Financial Corporation will be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania, on Thursday, May 6, 2004, at 7:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

      1. To elect 12 directors to serve for one, two and three year terms and until their successors are elected and qualified;

      2. To ratify the selection of Beard Miller Company LLP, Certified Public Accountants, Allentown, Pennsylvania, as the corporation's independent auditors for the year ending December 31, 2004; and

      3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

      Only those shareholders of record, at the close of business on March 8, 2004, are entitled to notice of and to vote at the meeting.

      Please promptly sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time prior to voting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

      We enclose, among other things, a copy of the 2003 Annual Report of East Penn Financial Corporation.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Brent L. Peters

                                           Brent L. Peters
                                           President and Chief Executive Officer

Emmaus, Pennsylvania
April 1, 2004

                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

Introduction

      This proxy statement is furnished in connection with the solicitation of proxies by East Penn Financial Corporation, on behalf of the Board of Directors, for the 2004 Annual Meeting of Shareholders. This proxy statement, the related proxy form and reservation card are being distributed on or about April 1, 2004.

      East Penn Financial Corporation will bear the expense of soliciting proxies. In addition, to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

      The annual meeting of shareholders will be held on Thursday, May 6, 2004, at 7:00 p.m at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania. Shareholders of record at the close of business on March 8, 2004, are entitled to vote at the meeting.

      At the annual meeting, shareholders will vote to:

            o     To elect 4 Class A directors to serve for one year terms;

            o     To elect 4 Class B directors to serve for two year terms;

            o     To elect 4 Class C directors to serve for three year terms;

            o Ratify the selection of Beard Miller Company LLP as the corporation's independent auditors for the year ending December 31, 2004; and

            o Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

      You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting, if you later decide to attend in person.

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      By properly completing a proxy, you appoint Bruce R. Keil and Steve Levendusky as proxy holders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

            o     Election of the nominees identified in this Proxy Statement;
                  and

            o Ratification of the selection of independent auditors for the year ending December 31, 2004.

      You may revoke your written proxy by delivering written notice of revocation to Bruce R. Keil, Secretary of the corporation, 731 Chestnut Street, Emmaus, Pennsylvania 18049, or by executing a later dated proxy and giving written notice of the revocation to Mr. Keil at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.

      Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

      Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each shareholder. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy, proxy holders will not vote the shares held in that account.

      At the close of business on March 8, 2004, East Penn Financial Corporation had 6,299,160 shares of common stock, par value $0.625 per share, issued and outstanding. In addition to the common stock, East Penn Financial Corporation has 16,000,000 shares of preferred stock authorized, no shares of which are issued and outstanding.

Quorum

      A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and East Penn Financial Corporation's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under East Penn Financial Corporation's Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

      Assuming the presence of a quorum, the twelve nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

      Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

                            GOVERNANCE OF THE COMPANY

      Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market, and SEC regulations, as well as best practices suggested by recognized governance authorities.

      Currently, our Board of Directors has twelve (12) members. Under the Nasdaq Stock Market standards for independence, all of our directors, except Brent L. Peters, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee.

Meetings and Committees of the Board of Directors

      The Board of Directors has an Audit Committee and a Corporate Governance and Nominating Committee.

      Audit Committee. Members of the Audit Committee, during 2003, were Dr. Toonder, Chairman and Messrs. Gulla, Kiefer, Rohrbach, G. Schantz and Schneck. The Audit Committee met four times during 2003. The principal duties of the Audit Committee, as set forth in its charter, which is attached to this proxy statement, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent auditor.

      The Board of Directors has determined that Allen E. Kiefer, who joined the Board in November 2003, is an "audit committee financial expert" and "independent" as defined under applicable SEC and Nasdaq rules. Mr. Kiefer obtained the requisite experience to qualify as the financial expert during his employment as former President of Main Street Bancorp, Inc.

      Compensation Committee. During 2003, the Board of Directors performed the function of a compensation committee. The compensation of the Chief Executive Officer and all other executive officers of the company is determined by a majority of independent directors. The Chief Executive Officer is not present during voting or deliberations on his compensation.

      Nominating Committee. The corporation does maintain a Corporate Governance and Nominating Committee. The Committee has a written Charter which is attached to this proxy statement. The Committee is comprised of all of our directors except Brent L. Peters. The Board believes this process adequately performs the function of a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a director nominee should submit a written proposal to the company's Secretary in accordance with the informational requirements of Section 6.4 of the company's bylaws. All notices must be delivered to the company's Secretary not less than 60 days prior to the date of any shareholder meeting called for the election of officers. If a shareholder wishes to recommend a director candidate, the shareholder should mail information for the candidate, as required by Section 6.4 of the company's bylaws, to the Secretary at the company's offices at 731 Chestnut Street, Emmaus, Pennsylvania 18049.

      The Board of Directors of East Penn Financial Corporation met twice during 2003. There were a total of thirty (30) meetings of the various committees of the Board of Directors in 2003. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. East Penn Financial Corporation does not have a policy concerning directors' attendance at the annual meeting. However, all of our Directors, except Mr. Shaffer, attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this year's meeting.

Shareholder Communications

      In all communications, Theresa M. Wasko is the designated Investor Relations contact. If a shareholder wishes to communicate with the Board of Directors, he may submit a written request to Ms. Wasko at East Penn Financial Corporation, 731 Chestnut Street, Emmaus, Pennsylvania 18049. From time to time, Ms. Wasko may report to the Board the reason for such investor contacts, depending on the nature of the communication. Also, no restrictions have been place on shareholders to prevent them from directly contacting members of the Board of Directors.

Nomination of Directors

      Under our bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the bylaws to our corporate Secretary not less than 60 days prior to any meeting of shareholders called for the election of directors. You can obtain a copy of the full text of the bylaw provision by writing to Theresa M. Wasko, 731 Chestnut Street, Emmaus, PA 18049. A copy of our bylaws has been filed with the Securities and Exchange Commission as an exhibit to our Registration Statement on form S-4, filed March 7, 2003.

Submission of Shareholder Proposals

      If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 731 Chestnut Street, Emmaus, PA 18049 no later than December 3, 2004.

      A shareholder may also have other business brought before the 2005 Annual Meeting by submitting the proposal to us on or after December 4, 2004. The proposal must be delivered to our executive offices at 731 Chestnut Street, Emmaus, PA 18049 to the attention of our corporate Secretary. We are not required to include any proposal received after December 4, 2004 in our proxy materials for the 2005 Annual Meeting.

                              Election of Directors

      East Penn Financial Corporation's bylaws provide that the Board of Directors consists of not less than five or more than twenty-five (25) persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

      A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70. In accordance with the bylaws, all of the current directors, except for Mr. Kiefer, are exempt from the mandatory retirement age. Further, a director must own 100 shares of East Penn Financial Corporation's stock.

      Section 6.4 of East Penn Financial Corporation's bylaws requires that nominations, other than those made by or on behalf of the existing management of East Penn Financial Corporation, be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or received at the principal executive office of the corporation not less than 60 days prior to the meeting of shareholders of the corporation called for the election of directors. The notice must also provide the specific information required by Section 6.4. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the annual meeting and the defective nomination will be disregarded. You may obtain a copy of the corporation's bylaws by writing to Theresa M. Wasko, East Penn Financial Corporation, 731 Chestnut Street, Emmaus, PA 18049.

      The Board of Directors has fixed the number of directors at 12. There are 12 nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following 12 persons for election to the Board of Directors for the terms and classes specified:

                         Nominees for Class A Directors
                          Each For a Term of One Year

                               Gordon K. Schantz
                               Donald R. Schneck
                            Konstantinos A. Tantaros
                            Dr. F. Geoffrey Toonder

                         Nominees for Class B Directors
                          Each For a Term of Two Years
                                 Dale A. Dries
                                Thomas R. Gulla
                                Linn H. Schantz
                                Donald S. Young

                         Nominees for Class C Directors
                         Each For a Term of Three Years
                                Allen E. Kiefer
                                Brent L. Peters
                              Forrest A. Rohrbach
                                Peter L. Shaffer

      Each of the nominees presently serves as a director. Mr. Kiefer was recommended by the Board of Directors to be a nominee. Gordon K. Schantz and Linn H. Schantz are cousins. Brent L. Peters and Debra K. Peters, Vice President of East Penn Financial Corporation, are husband and wife.

      In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

Information about Nominees and Continuing Directors

      Information, as of March 8, 2004, concerning the twelve nominees to the Board of Directors appear below.

                                   Director   Principal Occupation for the Past Five Years and
Name and Age                       Since(1)   Positions Held with East Penn Financial Corporation and Subsidiaries
------------                       -----      --------------------------------------------------------------------
                                              Nominees - Class  A - For a Term of One Year

Gordon K. Schantz                    1990     President, The Butz Company, Inc. (a real estate and insurance firm); Director,
(58)                                          corporation and bank.

Donald R. Schneck                    1990     President, Art Schneck Optical Company; Director and Vice Chairman,
(60)                                          corporation and bank.

Konstantinos A. Tantaros             1990     Restaurateur, investor/developer, and owner, Tantaros, Inc. (commercial and
(59)                                          residential real estate operations company); Director, corporation and bank.

Dr. F. Geoffrey Toonder              1990     Retired; Former Chief of Thoracic Surgery, Lehigh Valley Hospital; Director,
(64)                                          corporation and bank.

                                              Nominees - Class  B - For a Term of Two Years

Dale A. Dries                        1990     President and General Manager, Dries Do-It-Center (retail and wholesale
(56)                                          supplier of lumber and building materials); Director, corporation and bank.

Thomas R. Gulla                      1990     Retired; Formerly owner, Gulla's Automotive Services; Director, corporation
(76)                                          and bank.

Linn H. Schantz                      1990     Retired; Formerly commercial banker; Director, corporation and bank.
(69)

Donald S. Young                      1990     Attorney-at-law; Director, corporation and bank.
(51)
                                              Nominees - Class  C - For a Term of Three Years

Allen E. Kiefer                      2003     Investment Advisor/Broker, 2000-2003; former President, Main Street Bancorp,
(60)                                          Inc.; Director, corporation and bank.

Brent L. Peters                      1990     President, Chief Executive Officer and Director, corporation and bank.
(57)

Forrest A. Rohrbach                  1990     President and Chief Executive Officer, F.A.R. Industries (construction
(61)                                          related company); Treasurer, F.A. Rohrbach, Inc. (construction related company); Director and Chairman, corporation and bank.

Peter L. Schaffer                    1990     Partner, Shaffer & Associates, Certified Public Accountants;
(53)                                          Owner, P.L.S. Real Estate; Director, corporation and bank.

(1)   Includes service on the Board of Directors of the bank.

                                 SHARE OWNERSHIP

Principal Holders

      To the best of our knowledge, no person or entity owned of record or beneficially, on March 8, 2004, more than 5% of the outstanding East Penn Financial Corporation common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

      The following table shows, as of March 8, 2004, the amount and percentage of East Penn Financial Corporation common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

      Beneficial ownership of shares of East Penn Financial Corporation common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

            o Voting power, which includes the power to vote or to direct the voting of the stock; or

            o Investment power, which includes the power to dispose or direct the disposition of the stock; or

            o     The right to acquire beneficial ownership within 60 days.

      Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

                                                                  Amount and Nature of     Percent of
          Name of Individual or Identity of Group                 Beneficial Ownership       Class
          ---------------------------------------                 --------------------       -----
               Directors and Nominees
               ----------------------
          Dale A. Dries                                                116,883(1)            1.85%

          Thomas R. Gulla                                              162,000(2)            2.57%

          Allen E. Kiefer                                                1,600(3)            0.02%

          Brent L. Peters, President and Chief Executive Officer       114,382(4)            1.82%

          Forrest A. Rohrbach, Chairman                                214,165(5)            3.40%

          Gordon K. Schantz                                             79,644(6)            1.26%

          Linn H. Schantz                                              218,004(7)            3.46%

          Donald R. Schneck, Vice Chairman                             162,214(8)            2.57%

          Peter L. Shaffer                                              22,128(9)            0.35%

          Konstantinos A. Tantaros                                     286,816(10)           4.55%

          Dr. F. Geoffrey Toonder                                      124,200(11)           1.97%

          Donald S. Young                                              148,720(12)           2.36%

               All Directors, Nominees and Executive
               Officers as a Group (16 persons)                      1,657,349              26.08%

(1) Includes 53,610 shares held individually by Mr. Dries; 47,084 shares held jointly by Mr. Dries and his spouse; 5,776 shares held individually by his spouse; 5,413 shares held by Mr. Dries as custodian for his children; and exercisable options representing 5,000 shares.

(2) Includes 117,750 shares held individually by Mr. Gulla; 39,250 shares held individually by his spouse; and exercisable options representing 5,000 shares.

(3) Includes 1,000 shares held individually by Mr. Kiefer; and 600 shares held individually by his spouse.

(4) Includes 27,987 shares held individually by Mr. Peters; 33,961 shares held jointly by Mr. Peters and his spouse (Debra K. Peters); 50,434 shares held individually by his spouse; and exercisable options representing 1,000 shares held individually by Mr. Peters and 1,000 shares held individually by Mrs. Peters.

(5) Includes 187,139 shares held individually by Mr. Rohrbach; 18,128 shares held jointly by Mr. Rohrbach and his spouse; 3,181 shares held individually by his spouse; 717 shares held as custodian for minor children; and exercisable options representing 5,000 shares.

(6) Includes 74,644 shares held individually by Mr. G. Schantz; and exercisable options representing 5,000 shares.

(7) Includes 5,462 shares held individually by Mr. L. Schantz; 199,790 shares held jointly by Mr. L Schantz and his spouse; 7,752 shares held individually by his spouse; and exercisable option representing 5,000 shares.

(8) Includes 131,020 shares held jointly by Mr. Schneck and his spouse; 22,608 shares held in the Art Schneck Optical Company Profit Sharing Plan; 3,586 share held individually by Mr. Schneck's spouse; and exercisable options representing 5,000 shares.

(9) Includes 16,100 shares held individually by Mr. Shaffer; 1,028 shares held by Mr. Shaffer' s children; and exercisable options representing 5,000 shares.

(10) Includes 43,672 shares held individually by Mr. Tantaros; 58,512 shares held jointly with his spouse; 27,192 shares held by Mr. Tantaros children; 111,240 shares held by Tantaros, Inc. Trust Fund, a corporation controlled by Mr. Tantaros; 41,200 shares held in the Tantaros, Inc. Profit Sharing Plan; and exercisable options representing 5,000 shares.

(11) Includes 67,000 shares held individually by Dr. Toonder; 52,200 shares held jointly by Dr. Toonder and his spouse; and exercisable options representing 5,000 shares.

(12) Includes 19,184 shares held individually by Mr. Young; 102,020 shares held jointly by Mr. Young and his spouse; 20,044 shares held individually by his spouse; 2,472 shares held by Mr. Young as custodian for his children; and exercisable options representing 5,000 shares.

Executive Officers

      The following table provides information, as of March 8, 2004, about the corporation's executive officers.

                                                        Principal Occupation For the Past Five Years and Position
Name                                      Age          Held with East Penn Financial Corporation and Subsidiaries
----                                      ---          ----------------------------------------------------------
Brent L. Peters                            57    President, Chief Executive Officer and Director, East Penn Financial
                                                 Corporation and East Penn Bank; and Chairman of East Penn Mortgage
                                                 Company.

Theresa M. Wasko                           51    Treasurer and Chief Financial Officer, East Penn Financial
                                                 Corporation; and Senior Vice President and Chief  Financial Officer,
                                                 East Penn Bank.

John M. Hayes                              39    Vice President,  East Penn Financial Corporation; Executive Vice
                                                 President, Lending Division, East Penn Bank; and President, East Penn
                                                 Mortgage Company.

Bruce R. Keil                              48    Secretary, East Penn Financial Corporation; and Senior Vice President,
                                                 Credit Administration, East Penn Bank.

Debra K. Peters                            51    Vice President, East Penn Financial Corporation; and Executive Vice
                                                 President, Funding Division, East Penn Bank.

                        COMPENSATION AND PLAN INFORMATION

Executive Compensation

      The following table summarizes the total compensation, for each of the last three years for Brent L. Peters, East Penn Financial Corporation's Chief Executive Officer and the three other most highly compensated persons who were serving as officers at the end of 2003. These individuals are referred to as the "Named Executive Officers."

                           Summary Compensation Table

                                                                                           Long Term
                                                                                           Compensation
                                                                                      ----------------------
                                                                                       Awards       Payouts
                                                                                       ------       -------

                                                                                           Securities
                                               Annual Compensation                         Underlying
                                              ---------------------       Other Annual      Options/        LTIP         All Other
     Name and Principal Position         Year      Salary      Bonus      Compensation        SARs         Payouts      Compensation
     ---------------------------         ----      ------      -----      ------------        ----         -------      ------------
Brent L. Peters, President and Chief     2003    $170,000     $30,000          $0              0              0       $49,691(2)
Executive Officer                        2002    $160,000     $40,000          $0              0              0       $43,842(2)
                                         2001    $160,000     $35,000          $0           1,000(1)          0       $38,548(2)

John M. Hayes, Vice President            2003    $98,280      $7,000           $0              0              0       $0
                                         2002    $94,500      $9,000           $0              0              0       $0
                                         2001    $90,000      $6,000           $0           1,000(1)          0       $0

Debra K. Peters, Vice President          2003    $98,280      $7,000           $0              0              0       $0
                                         2002    $94,500      $9,000           $0              0              0       $0
                                         2001    $90,000      $6,000           $0           1,000(1)          0       $0

Theresa M. Wasko, Treasurer and          2003    $98,280      $7,000           $0              0              0       $0
Chief Financial Officer                  2002    $94,500      $9,000           $0              0              0       $0
                                         2001    $90,000      $6,000           $0           1,000(1)          0       $0

(1) Represents stock purchase options granted July 12, 2001 under the East Penn Bank 1999 Stock Incentive Plan, exercisable January 13, 2002, at an exercise price of $5.80 per share, which was the fair market value of the stock as of the grant date, expiring July 12, 2011.

(2) Represents premiums paid by the bank for disability insurance in the amount of $735 in each of 2003, 2002 and 2001; also includes the amount charged by the bank for expenses in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Peters during 2001.

Option Grants in Last Fiscal Year

      East Penn Financial Corporation granted no stock options under its 1999 Employee Stock Plan to its named executive officers during 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table summarizes option exercises during 2003 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2003:

                                                                               Number of Securities           Value of Unexercised
                                                                              Underlying Unexercised              In-the-money
                                                                                   Options at                      Options at
                                  Shares Acquired                               Fiscal Year-End (#)           Fiscal Year-End ($)
             Name                  on Exercise (#)    Value Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
             ----                  ---------------    ------------------     -------------------------     -------------------------
Brent L. Peters                          0                    0                       1000/0                        3,300/-

John M. Hayes                            0                    0                       1000/0                        3,300/-

Debra K. Peters                          0                    0                       1000/0                        3,300/-

Theresa M. Wasko                         0                    0                       1000/0                        3,300/-

      The column "Value Realized" shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2003. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2003. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2003, minus the exercise price.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

                                                                 (A)(#)                    (B)($)                    (C)(#)
                                                                                                              Number of Securities
                                                          Number of Securities                                Remaining Available
                                                            to be Issued Upon                                 for Future Issuance
                                                               Exercise of            Weighted Average            Under Equity
                                                          Outstanding Options,       Exercise Price of         Compensation Plans
                                                                Warrants,           Outstanding Options,      Excluding Securities
                                                               and Rights           Warrants, and Rights     Reflected in Column (A)

Equity Compensation Plans Approved by Shareholders              84,100(1)                  $7.15                    311,100

Equity Compensation Plans Not Approved by
Shareholders                                                         0                     $   0                          0
                                                                ------                     -----                    -------
Totals                                                          84,100                     $7.15                    311,100
                                                                ======                     =====                    =======

(1) Includes shares issued under East Penn Financial Corporation's 1999 Incentive Stock Option Plan and 1999 Independent Directors Stock Option Plan.

Incentive Stock Option Plan

      East Penn Financial Corporation maintains a 1999 Incentive Stock Option Plan that was originally approved at the 1999 Annual Meeting of the bank and adopted by East Penn Financial Corporation upon reorganization into a holding company in July 2003. The purpose of the Incentive Stock Option Plan is to advance the development, growth and financial condition of East Penn Financial Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of East Penn Financial Corporation and its subsidiaries.

      The Board of Directors administers the Incentive Stock Option Plan. Persons eligible to receive awards under the Incentive Stock Option Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the Board.

      At December 31, 2003, there were 247,000 shares reserved for future grants under the Incentive Stock Option Plan.

Employment  Agreement  with  Brent L.  Peters.

      East Penn Bank entered into a three-year  employment  agreement with Brent
L. Peters on April 12, 2001. The term of the agreement became effective on January 1, 2001. The agreement reflects Mr. Peters' position as President and Chief Executive Officer of the bank. The agreement contains an evergreen renewal provision; unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three-year employment period.

      Pursuant to his employment agreement, Mr. Peters received an annual base salary of $160,000 in 2001. The Board of Directors may increase his salary in future years and may grant cash or stock bonuses. Mr. Peters also receives the following benefits: six weeks of annual vacation; a company automobile; civic and social club memberships; and participation in the bank's employee benefit plans as allowed by the terms and conditions of the plans. The bank also agreed to implement a deferred compensation plan by April 30, 2001 for which Mr. Peters would be eligible.

      The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Peters' rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

      o     A severance payment equal to 2.99 times Agreed Compensation; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      Under the agreement, Mr. Peters may resign for good reason. If he resigns for good reason, the agreement provides for:

      o     A severance payment equal to 2.99 times Agreed Compensation; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      If Mr. Peters resigns his employment within 120 days (or is involuntarily terminated) of any change in control of the bank, the agreement provides for:

      o     A severance payment equal to 2.99 times Agreed Compensation; and

      o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

      The agreement contains non-competition, non-solicitation and confidentiality provisions that benefit the bank. The agreement also provides for arbitration of disputes arising under the agreement.

Supplemental Executive Retirement Plan Agreement

      East Penn Bank maintains a Supplemental Executive Retirement Plan ("SERP") covering Brent Peters. The SERP provides for salary continuation in certain circumstances.

      If a change of control occurs or Mr. Peters terminates his employment on or after the retirement age of 62, the bank will pay Mr. Peters $60,000 per year. The benefit will be paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

      If no change in control has occurred and Mr. Peters' employment is terminated before the retirement age of 62 due to voluntary termination by Mr. Peters; non-renewal of his employment agreement; disability; or for reasons other than cause, the bank pays Mr. Peters an accrued amount of benefit, as of the date of termination. This benefit is paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

      If Mr. Peters dies while he is actively employed at the bank and before reaching age 62, his beneficiary receives a scheduled death benefit that depends on the plan year in which Mr. Peters dies. If Mr. Peters dies after reaching age 62 or following a change of control, but before receiving any lifetime benefits, his beneficiary receives a designated death benefit. If he has received lifetime benefits, his estate or beneficiary will continue to receive lifetime benefits.

      If the bank terminates Mr. Peters' employment for cause, he forfeits the benefits provided under the SERP. In addition, if Mr. Peters violates the restrictive covenant contained in the SERP, he forfeits his right to any further benefits under the SERP.

401(k) Plan

      The bank maintains and sponsors a defined contribution 401(k) plan. The 401(k) plan is administered by Shaffer & Associates, a certified public accounting firm in which Peter L. Shaffer, a director, is a partner. Brent L. Peters, President and Chief Executive Officer of the bank is the 401(k) plan trustee. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to various rights and protection under the Employee Retirement Income Security Act of 1974.

      Each employee who attains the age of 21 and works at least 1,000 hours in the prior year is eligible to participate in the 401(k) plan. An eligible employee may elect to contribute portions of salary, wages, bonus and other direct remuneration to the 401(k) plan. Participating employees may contribute from 1% to 15% of their gross compensation. In 2003, for each dollar contributed by a participant, the bank matched $0.50 up to a maximum 4% employee contribution. Each participant is fully vested after six years of service. The bank incurred expenses of $67,045 for the year ended December 31, 2003, in connection with the match and administration of the 401(k) plan.

East Penn Financial Corporation Directors' Compensation

      In 2003, the corporation paid an annual fee of $11,500 to each director for participating in Board and committee meetings. In the aggregate, the corporation paid for the Board of Directors, $129,000 for all services rendered in 2003.

1999 Independent Directors Stock Option Plan

      East Penn Financial Corporation maintains a 1999 Independent Directors Stock Option Plan. The corporation adopted the plan in July 2003 from East Penn Bank following the holding company reorganization. The East Penn Financial Corporation has 120,000 shares reserved for issuance under the plan. At December 31, 2003, there were 54,000 options issued and outstanding and 64,000 additional options capable of being issued under the plan.

Transactions with Directors and Executive Officers

      Some of East Penn Financial Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with East Penn Financial Corporation's subsidiary bank during 2003. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2003, amounted to $4,219,000. East Penn Financial Corporation's subsidiary bank anticipates that it will enter into similar transactions in the future.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Board of Directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. The corporation provides compensation to the corporation's directors and employees.

      The corporation seeks to offer competitive compensation opportunities to all employees based on the individual's contribution and personal performance. The entire Board of Directors administers the compensation program. The Board seeks to establish a fair compensation policy to govern the executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

      The Board reviews and annually approves the compensation of the corporation's executives, including the president and chief executive, the secretary, treasurer, and vice presidents. As a guideline in determining base salaries, the Board uses information from the Independent Community Bankers Association Comparison. The corporation uses Pennsylvania peer group financial companies because of common industry issues and competition for the same executive talent group. This peer group may include some but not all of the banks or financial institutions appearing on the Performance Graph.

      The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers; and in the event that this section becomes applicable, the Board intends to amend the corporation's policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer Compensation

      The Board of Directors determined that the Chief Executive Officer's 2003 base salary compensation of $170,000 was appropriate in light of the following 2002 East Penn Financial Corporation accomplishments: the continued growth in assets, deposits and loans, the continued successful completion of the annual business plan and record earnings.

      No direct correlation exists between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation, and any of the above criteria, nor does the Board give any weight to any of the above specific individual criteria. The Board subjectively determines the increase in the Chief Executive Officer's compensation based on a review of all relevant information.

Executive Officers' Compensation

      The Board of Directors increased the compensation of the corporation's executive officers by approximately 7.76% over 2003 compensation, effective January 1, 2004. The Board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information, including above.

      In addition to base salary, the corporation's executive officers may participate in annual and long-term incentive plans, including the corporation's 401(k) plan.

      General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's employees. The Board reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in the industry. Through its compensation policy, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

      This report is furnished by the full Board of Directors, which performs the functions of a compensation committee.

     Gordon K. Schantz           Dale A. Dries           Allen E. Kiefer
     Donald R. Schneck          Thomas R. Gulla          Brent L. Peters
 Konstantinos A. Tantaros       Linn H. Schantz        Forrest A. Rohrbach
  Dr. F. Geoffrey Toonder       Donald S. Young         Peter L. Shaffer

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in November 2003 and which is attached to this proxy statement.

      The Audit Committee met with management periodically during the year to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors. The Audit Committee also discussed with the company's senior management and independent auditors the process used for certifications by the company's chief executive officer and treasurer/chief financial officer which are required for certain of the company's filings with the Securities and Exchange Commission.

      The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the treasurer/chief financial officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

      The Audit Committee appointed Beard Miller Company LLP as the independent auditors for the company after reviewing the firm's performance and independence from management.

      Management has primary responsibility for the company's financial statements and the overall reporting process, including the company's system of internal controls.

      The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

      The Audit Committee reviewed with management and Beard Miller Company LLP, the company's independent auditors, the company's audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the company. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The

Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the auditors their independence.

      In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the company's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP, as East Penn Financial Corporation's independent auditors for the year.

      Aggregate fees billed to East Penn Financial Corporation by Beard Miller Company LLP for services rendered are presented below:

                                              Year Ended December 31,
                                                2003           2002
                                                ----           ----

            Audit fees ...............        $56,729        $52,160

            Audit related fees .......        $18,552        $ 1,320

            Tax fees .................        $ 6,579        $ 4,250

            All other fees ...........        $ 5,673        $35,900

      Audit Fees include fees billed for professional services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in East Penn Financial Corporation Forms 10-Q or services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings or engagements and review of fourth quarter financial data, including out-of-pocket expenses.

      Audit Related Fees include fees billed for assurance and related services by Beard Miller Company, LLP that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. These services include review and assistance with Form S-4, assistance with Form 10-Q, assistance with and research of bank investment, holding company and trust preferred accounting.

      Tax Fees include fees billed for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice, and tax planning.

      All Other Fees include fees billed for products and services provided by Beard Miller Company LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These include a project related to bank premises and equipment projections in 2003 and internal and compliance auditing in 2002.

      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

      The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP's independence.

                                 Audit Committee

                        Dr. F. Geoffrey Toonder, Chairman
                                 Thomas R. Gulla
                                 Allen E. Kiefer
                               Forrest A. Rohrbach
                                Gordon K. Schantz
                                Donald R. Schneck

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

      The following graph compares the yearly dollar change in the cumulative total shareholder return on East Penn Financial Corporation's common stock against the cumulative total return of the S & P 500 Stock Index, the Nasdaq Composite Index, the East Penn 2002 Peer Group, and the SNL $250M-$500M Bank Index for the period of five fiscal years commencing January 1, 1999, and ending December 31, 2003. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1998, in each of East Penn Financial Corporation's common stock, the S & P 500 Stock Index and the Nasdaq Composite Index, the East Penn 2002 Peer Group, and the SNL $250-$500M Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

                              [LINE GRAPH OMITTED]

                                                                      Period Ending
                                               ---------------------------------------------------------------
Index                                          12/31/98   12/31/99   12/31/00  12/31/01   12/31/02   12/31/03
--------------------------------------------------------------------------------------------------------------
East Penn Financial Corporation                  100.00     118.92     118.92     57.78      59.36     101.51
S&P 500*                                         100.00     121.11     110.34     97.32      75.75      97.51
NASDAQ - Total US                                100.00     185.95     113.19     89.65      61.67      92.90
East Penn Financial 2002 Peer Group**            100.00      91.00      71.92     88.08     102.66     161.70
SNL $250M-$500M Bank Index                       100.00      93.03      89.58    127.27     164.11     237.11

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com.

**The East Penn Financial 2002 Peer Group Index consists of Codorus Valley Bancorp, Inc., Fidelity D&D Bancorp, Inc., First Chester County Corporation, Norwood Financial Corporation, Penseco Financial Services Corp., Peoples First, Inc., and Premier Bancorp, Inc. (acquired 8/1/03).

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires East Penn Financial Corporation's directors, executive officers and shareholders who beneficially own more than 10% of East Penn Financial Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of East Penn Financial Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2003, except Theresa M. Wasko, Treasurer and Chief Financial Officer who filed late for two transactions in 2003. Ms. Wasko's only learned of her missed transactions after they were made automatically under her 401(k).

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2004. Beard Miller Company LLP served as the company's independent auditors for the year ended December 31, 2003.

      Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent auditors and clients.

      We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

      The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2004.

                             ADDITIONAL INFORMATION

      Any shareholder may obtain a copy of East Penn Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Bruce Keil, Secretary, East Penn Financial Corporation, 731 Chestnut Street, Emmaus, PA 18049 or calling (610) 965-5959. You may also view these documents on our website at www.eastpennbank.com, select Investor Relations, and then click on "Documents/SEC Filings."

                                  OTHER MATTERS

      The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of Board of Directors.

                                                                       Exhibit A

                         EAST PENN FINANCIAL CORPORATION

                             AUDIT COMMITTEE CHARTER

I.    Authorization

The Audit Committee of East Penn Financial Corporation (the "Company") is a standing committee of the Board of Directors ("Board") authorized by the Company's Bylaws.

II.   Purpose

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Company's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.  Membership and Structure

The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board of Directors would, under applicable laws and regulations, make the director not independent. The Board of Directors will determine if any member is a "financial expert" as defined by the SEC.

IV.   Authority

The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the

                                                                       Exhibit A

Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

V.    Duties and Responsibilities

The Audit Committee shall have the following duties and responsibilities:

Meetings and Access

      o Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

      o Meet separately, periodically, with management, independent auditors, chief audit executives and any other Company Committees that the Audit Committee determines appropriate.

      o Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

      o     Regularly report to the Board on the Audit Committee's activities.

      o     Annually review and evaluate its own performance.

      o Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      Financial Statement and Disclosure Matters

      o Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

      o Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (a) reviewed and discussed the audited financial statements with management; (b) discussed with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (c) received from the outside auditors the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the outside auditors, the outside auditors' independence.

      o Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

                                                                       Exhibit A

      o Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-gaap information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

      o Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and
            (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

      o At least annually prior to the filing of the Audit Report with the Commission (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

            o     Critical accounting policies and practices to be used;

            o Alternative treatments of financial information within generally accepted accounting principles;

            o Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

      o Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

      o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      o Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

      o Review with management the Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

      o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Authorization of the Company's Whistleblower's Policy

      o Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential,

                                                                       Exhibit A

            anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company's Relationship with the Independent Auditors

      o     The independent auditor shall report directly to the Audit
            Committee;

      o Receive and discuss a report from the independent auditors at least annually regarding:

            o     The independent auditors' internal quality-control procedures;

      o Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

      o     Any steps taken to deal with any such issues; and

      o All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

      o Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Preapproval authority may be delegated to one or more members of the Audit Committee.

      o     Review and discuss the scope and plan of the independent audit.

      o Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

      o Recommend to the Board, policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review ("ARR")

      o     Review and discuss the appointment and replacement of the Chief
            Auditor.

      o Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

      o Review and evaluate the adequacy of the work performed by the Chief Auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

                                                                       Exhibit A

Compliance Oversight Responsibilities

      o Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

      o Review and discuss the report of the Chief Auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

      o Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

      o Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

Advise the Board of Directors with respect to policies and procedures regarding compliance with the Company's Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance.

                                                                       Exhibit B

                              CORPORATE GOVERNANCE
                                       AND
                              NOMINATING COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                         EAST PENN FINANCIAL CORPORATION

I.    AUTHORIZATION

      Pursuant to the Company's Bylaws, the Board of Directors (the "Board") has passed resolutions that authorize the formation of a Corporate Governance and Nominating Committee of the Board of Directors (the "Committee").

II.   PURPOSE

      To provide continuing assistance to the Board regarding matters relating to governance, performance and composition of the Board.

III.  MEMBERSHIP AND STRUCTURE

      The Committee shall be composed of three or more directors. Members of the Committee shall be appointed and removed by the Board. All members of the Committee shall be independent and meet the applicable independence requirements the Nasdaq SmallCap Market.

      The Committee shall meet as needed at stated times without notice or on notice to all by order of the Chair of the Committee.

      The Committee shall have the authority to delegate any of its responsibilities to subcommittees, in accordance with applicable law, as the Committee may deem appropriate in its sole discretion.

      The Committee shall report its actions and recommendations to the Board after each Committee meeting.

      The Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors, as the committee may deem appropriate, in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

      1. identify individuals qualified to become Board members, who reflect the criteria as specified by the Board;

      2. recommend to the Board nominees to fill vacancies on the Board and the nominees to stand for election as directors at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders);

      3. develop and recommend to the Board the Corporate Governance Guidelines of the Company and any proposed changes to such practices;

                                                                       Exhibit B

      4. periodically review and assess Board and management performance and lead the Board self-evaluation process;

      5. annually review and assess the Committee's performance and charter and propose changes to the charter to the Board.

                         East Penn Financial Corporation
                                      PROXY

            Annual Meeting of Shareholders to be held on May 6, 2004 This Proxy is solicited on behalf of the Board of Directors

      The undersigned, as a holder of common stock of East Penn Financial Corporation (the "Corporation"), hereby constitutes and appoints Bruce R. Keil and Steve Levendusky and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania on May 6, 2004, commencing at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                                I plan to attend the meeting |_|

1. ELECTION OF TWELVE (12) DIRECTORS OF THE CORPORATION FOR ONE, TWO AND THREE YEAR TERMS:

            Nominees:

              One Year Terms
              --------------
              Gordon K. Schantz                     Konstantinos A. Tantaros
              Donald R. Schneck                     Dr. F. Geoffrey Toonder

              Two Year Terms
              --------------
              Dale A. Dries                         Linn H. Schantz
              Thomas R. Gulla                       Donald S. Young

              Three Year Terms
              ----------------
              Allen E. Kiefer                       Forrest A. Rohrbach
              Brent L. Peters                       Peter L. Shaffer

              |_| FOR all nominees                  |_| WITHHOLD AUTHORITY
                  listed above (except                  to vote for all nominees
                  as marked to the contrary below)*     listed above

      The Board of Directors recommends a vote FOR all nominees.

*Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

--------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

      |_| FOR                         |_| AGAINST                   |_| ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all nominees and FOR each proposal.

                                                 Dated: __________________, 2004


                                                 _____________________________
                                                 Signature of Shareholder


                                                 _____________________________
                                                 Signature of Shareholder

Number of Shares Held of Record
on March 8, 2004: 6,299,160

      This proxy must be dated, signed by the shareholder(s) and returned promptly to the Corporation in the enclosed envelope. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.